SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2005

AMBAC FINANCIAL GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-10777	13-3621676
(State of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One State Street Plaza, New York, New York 10004

(Address of principal executive offices) (Zip Code)

(212) 668-0340

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.02 Results of Operations and Financial Condition.

On April 20, 2005, Ambac Financial Group, Inc. (the “Registrant”) issued a press release containing unaudited interim financial information and accompanying discussion for the 2005 first quarter earnings. Exhibit 99.02 is a copy of such press release and is incorporated by reference.

The information furnished under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.02, shall be deemed to be “filed” for purposes of the Securities and Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Item
99.02	Press Release dated April 20, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ambac Financial Group, Inc.
(Registrant)
Dated: April 20, 2005
	By:	/s/ Thomas J. Gandolfo
Thomas J. Gandolfo
Senior Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
99.02	Unaudited interim financial statements and accompanying discussion for the three months ended March 31, 2005 contained in the press release issued by the Registrant on April 20, 2005.